EXECUTION VERSION 4124-8958-5726.2 Exhibits B-D to this exhibit have been omitted pursuant to Item 601(a)(5) of Regulation S-K. OPORTUN CCW TRUST MASTER AMENDMENT TO TRANSACTION DOCUMENTS This MASTER AMENDMENT TO TRANSACTION DOCUMENTS, dated as of September 28, 2022 (this “Amendment”), is entered into among: (i) OPORTUN CCW TRUST, as issuer (the “Issuer”); (ii) OPORTUN CCW DEPOSITOR, LLC, as depositor (the “Depositor”); (iii) OPORTUN, INC., as seller (in such capacity, the “Seller”), as servicer (in such capacity, the “Servicer” and, together with the Issuer, the Depositor and the Seller, the “Oportun Entities”); (iv) WILMINGTON TRUST, NATIONAL ASSOCIATION (“WTNA”), as indenture trustee (in such capacity, the “Indenture Trustee”), as securities intermediary (in such capacity, the “Securities Intermediary”), and as depositary bank (in such capacity, the “Depositary Bank”); and (v) WILMINGTON SAVINGS FUND SOCIETY, FSB (“WSFS”), as owner trustee of the Issuer (in such capacity, the “Owner Trustee”), and as depositor receivables trustee (in such capacity, the “Depositor Receivables Trustee”). RECITALS WHEREAS, the Issuer, the Indenture Trustee, the Securities Intermediary and the Depositary Bank have previously entered into that certain Indenture, dated as of December 20, 2021 (as amended, modified or supplemented prior to the date hereof, the “Indenture”); WHEREAS, the Seller, the Depositor, and the Depositor Receivables Trustee have previously entered into that certain Receivables Purchase Agreement, dated as of December 20, 2021 (as amended, modified or supplemented prior to the date hereof, the “Purchase Agreement”); WHEREAS, the Depositor, the Depositor Receivables Trustee and the Issuer have previously entered into that certain Receivables Transfer Agreement, dated as of December 20, 2021 (as amended, modified or supplemented prior to the date hereof, the “Transfer Agreement”); WHEREAS, the Issuer and the Servicer have previously entered into that certain Servicing Agreement, dated as of December 20, 2021 (as amended, modified or supplemented prior to the date hereof, the “Servicing Agreement”); 2 4124-8958-5726.2 WHEREAS, the parties hereto desire to amend the Indenture, the Purchase Agreement, the Transfer Agreement and the Servicing Agreement, in each case to the extent such party is party thereto, as provided herein; and WHEREAS, as evidenced by their signature hereto, the Required Noteholders have consented to the amendments provided for herein. NOW, THEREFORE, in consideration of the mutual agreements herein contained, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each party hereto agrees as follows: ARTICLE I DEFINITIONS SECTION 1.01. Defined Terms Not Defined Herein. All capitalized terms used herein that are not defined herein shall have the meanings assigned to them in, or by reference in, the Indenture. ARTICLE II AMENDMENTS TO THE TRANSACTION DOCUMENTS SECTION 2.01. Amendments to the Indenture. In accordance with Section 13.2 of the Indenture, the Issuer, the Indenture Trustee, the Securities Intermediary and the Depositary Bank agree that the Indenture is hereby amended to incorporate the changes reflected on the marked pages of the Indenture attached hereto as Exhibit A. SECTION 2.02. Amendments to the Purchase Agreement. In accordance with Section 7.6 of the Purchase Agreement, the Seller, the Depositor and the Depositor Receivables Trustee agree that the Purchase Agreement is hereby amended to incorporate the changes reflected on the marked pages of the Purchase Agreement attached hereto as Exhibit B. SECTION 2.03. Amendments to the Transfer Agreement. In accordance with Section 7.6 of the Transfer Agreement, the Depositor, the Depositor Receivables Trustee and the Issuer agree that the Transfer Agreement is hereby amended to incorporate the changes reflected on the marked pages of the Transfer Agreement attached hereto as Exhibit C. SECTION 2.04. Amendments to the Servicing Agreement. In accordance with Section 8.6 of the Servicing Agreement, the Issuer and the Servicer agree that the Servicing Agreement is hereby amended to incorporate the changes reflected on the marked pages of the Servicing Agreement attached hereto as Exhibit D. 3 4124-8958-5726.2 ARTICLE III REPRESENTATIONS AND WARRANTIES SECTION 3.01. Representations and Warranties. Each Oportun Entity hereby represents and warrants to the other parties hereto that: (a) Representations and Warranties. Both before and immediately after giving effect to this Amendment, the representations and warranties made by such Oportun Entity in the Transaction Documents to which it is a party are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date). (b) No Defaults. No Rapid Amortization Event, Event of Default, Servicer Default or Default has occurred and is continuing or shall result from the execution and delivery of this Amendment. ARTICLE IV MISCELLANEOUS SECTION 4.01. Ratification of Transaction Documents. As amended by this Amendment, each Transaction Documented amended hereby is in all respects ratified and confirmed, and each such Transaction Document, as amended by this Amendment, shall be read, taken and construed together with this Amendment as one and the same instrument. SECTION 4.02. Counterparts. This Amendment may be executed in any number of counterparts, and by different parties in separate counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument. Each of the parties hereto agrees that the transaction consisting of this Amendment may be conducted by electronic means. Each party agrees, and acknowledges that it is such party’s intent, that if such party signs this Amendment using an electronic signature, it is signing, adopting, and accepting this Amendment and that signing this Amendment using an electronic signature is the legal equivalent of having placed its handwritten signature on this Amendment on paper. Each party acknowledges that it is being provided with an electronic or paper copy of this Amendment in a usable format. SECTION 4.03. Recitals. The recitals contained in this Amendment shall be taken as the statements of the Oportun Entities, and no other party assumes any responsibility for their correctness. SECTION 4.04. Rights of the Indenture Trustee, the Securities Intermediary and the Depositary Bank. The rights, privileges and immunities afforded to the Indenture Trustee, the Securities Intermediary and the Depositary Bank under the Indenture shall apply hereunder as if fully set forth herein. SECTION 4.05. GOVERNING LAW; JURISDICTION. 4 4124-8958-5726.2 (a) AS IT RELATES TO EACH TRANSACTION DOCUMENT, THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS. (b) EACH OF THE PARTIES HERETO AND EACH SECURED PARTY HEREBY AGREES TO THE NON-EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY APPELLATE COURT HAVING JURISDICTION TO REVIEW THE JUDGMENTS THEREOF. EACH OF THE PARTIES HERETO AND EACH SECURED PARTY HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. SECTION 4.06. Effectiveness. This Amendment shall become effective as of the date hereof upon: (a) receipt by the Indenture Trustee of an Administrator Order directing it to execute and deliver this Amendment; (b) receipt by the Indenture Trustee of an Opinion of Counsel and an Officer’s Certificate of the Administrator stating that the execution of this Amendment is authorized and permitted by the Indenture and all conditions precedent to the execution of this Amendment under the Indenture have been satisfied; (c) receipt by the parties hereto of counterparts of this Amendment, duly executed by each of the parties hereto and consented to by the Required Noteholders; and (d) receipt by the Indenture Trustee of such other instruments, documents, agreements and opinions reasonably requested by the Indenture Trustee prior to the date hereof. SECTION 4.07. Limitation of Liability. (a) It is expressly understood and agreed by the parties hereto that (i) this Amendment is executed and delivered by WSFS (as Owner Trustee on behalf of the Issuer), not individually or personally but solely as Owner Trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by WSFS but made and intended for the purpose of binding only the Issuer, (iii) nothing herein contained shall be construed as creating any liability on WSFS, individually or personally, to perform any covenants, either expressed or implied, contained herein, all personal liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, (iv) WSFS has made no investigation as to the accuracy or completeness of any representations and warranties made by the Issuer in this Amendment and (v) under no circumstances shall WSFS be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation,

5 4124-8958-5726.2 warranty or covenant made or undertaken by the Issuer under this Amendment or any other related document. (b) It is expressly understood and agreed by the parties hereto that (i) this Amendment is executed and delivered by WSFS (as Depositor Receivables Trustee), not individually or personally but solely as Depositor Receivables Trustee for the benefit of Depositor, in the exercise of the powers and authority conferred and vested in it under the Depositor Receivables Trust Agreement, (ii) each of the representations, undertakings and agreements herein made on the part of the Depositor Receivables Trustee is made and intended not as personal representations, undertakings and agreements by WSFS but made and intended for the purpose of binding only the Depositor Receivables Trustee in its capacity as such, (iii) nothing herein contained shall be construed as creating any liability on WSFS, individually or personally, to perform any covenants, either expressed or implied, contained herein, all personal liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, (iv) WSFS has made no investigation as to the accuracy or completeness of any representations and warranties made by the Depositor Receivables Trustee in this Amendment and (v) under no circumstances shall WSFS be personally liable for the payment of any indebtedness or expenses of the Depositor Receivables Trustee or Depositor or be liable for the breach or failure of any obligation, duty (including fiduciary duty, if any), representation, warranty or covenant made or undertaken by the Depositor Receivables Trustee or Depositor under this Amendment or any other related document. (Signature page follows) Master Amendment to Transaction Documents IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the day and year first above written. OPORTUN CCW TRUST, as Issuer By: Wilmington Savings Fund Society, FSB, not in its individual capacity, but solely as Owner Trustee of the Issuer By: /s/ Devon C. A. Reverdito ___________ Name: Devon C. A. Reverdito Title: Assistant Vice President Master Amendment to Transaction Documents OPORTUN CCW DEPOSITOR, LLC, as Depositor By:/s/ Jonathan Coblentz _______________ Name: Jonathan Coblentz Title: Treasurer OPORTUN, INC., as Seller and Servicer By: /s/ Jonathan Coblentz _______________ Name: Jonathan Coblentz Title: Chief Financial Officer Master Amendment to Transaction Documents WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity but solely as Indenture Trustee By:/s/ Drew H. Davis __________________ Name: Drew H. Davis Title: Vice President WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity but solely as Securities Intermediary By: /s/ Drew H. Davis __________________ Name: Drew H. Davis Title: Vice President WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity but solely as Depositary Bank By: /s/ Drew H. Davis __________________ Name: Drew H. Davis Title: Vice President

Master Amendment to Transaction Documents WILMINGTON SAVINGS FUND SOCIETY, FSB, not in its individual capacity, but solely as as Owner Trustee By:/s/ Devon C. A. Reverdito ____________ Name: Devon C. A. Reverdito Title: Assistant Vice President WILMINGTON SAVINGS FUND SOCIETY, FSB, not in its individual capacity, but solely as Depositor Receivables Trustee By: /s/ Devon C. A. Reverdito ___________ Name: Devon C. A. Reverdito Title: Assistant Vice President Master Amendment to Transaction Documents Consented to by the Required Noteholders: WEBBANK, as Holder of 100% of the outstanding Notes By: /s/ Jason Lloyd ____________________ Name: Jason Lloyd Title: President & CEO 4124-8958-5726.2 EXHIBIT A Amendments to the Indenture (Attached) CONFORMED COPY As amended by the Master Amendment to Transaction Documents, dated as of September 28, 2022 4130-5268-0509 OPORTUN CCW TRUST, as Issuer and WILMINGTON TRUST, NATIONAL ASSOCIATION, as Indenture Trustee, as Securities Intermediary and as Depositary Bank INDENTURE Dated as of December 20, 2021 Variable Funding Asset Backed Notes

TABLE OF CONTENTS Page -i- 4130-5268-0509 ARTICLE 1. DEFINITIONS AND INCORPORATION BY REFERENCE 3 Section 1.1. Definitions 3 Section 1.2. Incorporation by Reference of Trust Indenture Act 33 Section 1.3. [Reserved] 34 Section 1.4. Accounting and Financial Determinations; No Duplication 34 Section 1.5. Rules of Construction 34 Section 1.6. Other Definitional Provisions. 3534 ARTICLE 2. THE NOTES 35 Section 2.1. Designation and Terms of Notes 35 Section 2.2. [Reserved] 35 Section 2.3. [Reserved]. 3635 Section 2.4. Execution and Authentication. 3635 Section 2.5. Authenticating Agent. 36 Section 2.6. Registration of Transfer and Exchange of Notes. 3736 Section 2.7. Appointment of Paying Agent 39 Section 2.8. Paying Agent to Hold Money in Trust. 40 Section 2.9. Private Placement 41 Section 2.10. Mutilated, Destroyed, Lost or Stolen Notes. 42 Section 2.11. [Reserved]. 43 Section 2.12. Persons Deemed Owners 43 Section 2.13. Cancellation 4443 Section 2.14. Release of Trust Estate 44 Section 2.15. Payment of Principal, Interest and Other Amounts. 44 Section 2.16. [Reserved]. 4544 Section 2.18. Definitive Notes. 4544 Section 2.20. Tax Treatment 45 Section 2.21. Duties of the Indenture Trustee and the Transfer Agent and Registrar 4645 ARTICLE 3. ISSUANCE OF NOTES; CERTAIN FEES AND EXPENSES 46 Section 3.1. Initial Issuance; Procedure for Increases. 46 Section 3.2. Procedure for Decreases. 47 Section 3.3. Certain Fees and Expenses.. 4847 ARTICLE 4. NOTEHOLDER LISTS AND REPORTS 48 Section 4.1. Issuer To Furnish To Indenture Trustee Names and Addresses of Noteholders and Certificateholders 48 Section 4.2. Preservation of Information; Communications to Noteholders and Certificateholders. 4948 Section 4.3. Reports by Issuer 49 Section 4.4. Reports by Indenture Trustee 50 Section 4.5. Reports and Records for the Indenture Trustee and Instructions. 50 TABLE OF CONTENTS (continued) Page -ii- 4130-5268-0509 ARTICLE 5. ALLOCATION AND APPLICATION OF COLLECTIONS 50 Section 5.1. Rights of Noteholders 50 Section 5.2. Collection of Money 5150 Section 5.3. Establishment of Accounts. 5150 Section 5.4. Collections and Allocations. 53 Section 5.5. Determination of Monthly Interest 5554 Section 5.6. Determination of Monthly Principal 5554 Section 5.7. General Provisions Regarding Accounts 5554 Section 5.8. Removed Receivables 5554 Section 5.9. [Reserved]. 55 Section 5.10. [Reserved]. 55 Section 5.11. [Reserved]. 55 Section 5.12. Determination of Monthly Interest; LIBOR Notification. 55 Section 5.13. [Reserved]. 5756 Section 5.14. [Reserved]. 5756 Section 5.15. Monthly Payments. 5756 Section 5.16. Servicer’s Failure to Make a Deposit or Payment. 58 Section 5.17. Determination of One-Month LIBOR. 5958 ARTICLE 6. DISTRIBUTIONS AND REPORTS 60 Section 6.1. Distributions. 60 Section 6.2. Monthly Statement. 6160 Section 6.3. Issuer Payments. 63 ARTICLE 7. REPRESENTATIONS AND WARRANTIES OF THE ISSUER 63 Section 7.1. Representations and Warranties of the Issuer. 63 Section 7.2. Reaffirmation of Representations and Warranties by the Issuer. 67 ARTICLE 8. COVENANTS 67 Section 8.1. Money for Payments To Be Held in Trust 67 Section 8.2. Affirmative Covenants of Issuer 67 Section 8.3. Negative Covenants 72 Section 8.4. Further Instruments and Acts 75 Section 8.5. Appointment of Successor Servicer 75 Section 8.6. Perfection Representations 7675 ARTICLE 9. RAPID AMORTIZATION EVENTS AND REMEDIES 7675 Section 9.1. Rapid Amortization Events. 7675 ARTICLE 10. REMEDIES 77 Section 10.1. Events of Default 77 Section 10.2. Rights of the Indenture Trustee Upon Events of Default. 7978 Section 10.3. Collection of Indebtedness and Suits for Enforcement by Indenture Trustee. 8079 Section 10.4. Remedies 8281 TABLE OF CONTENTS (continued) Page -iii- 4130-5268-0509 Section 10.5. [Reserved]. 82 Section 10.6. Waiver of Past Events 82 Section 10.7. Limitation on Suits 8382 Section 10.8. Unconditional Rights of Holders to Receive Payment; Withholding Taxes. 8483 Section 10.9. Restoration of Rights and Remedies 84 Section 10.10. [Reserved] 84 Section 10.11. Priorities 84 Section 10.12. Undertaking for Costs 8584 Section 10.13. Rights and Remedies Cumulative 85 Section 10.14. Delay or Omission Not Waiver 85 Section 10.15. Control by Noteholders 85 Section 10.16. Waiver of Stay or Extension Laws 8685 Section 10.17. Action on Notes 86 Section 10.18. Performance and Enforcement of Certain Obligations. 86 Section 10.19. Reassignment of Surplus 8786 ARTICLE 11. THE INDENTURE TRUSTEE 87 Section 11.1. Duties of the Indenture Trustee. 87 Section 11.2. Rights of the Indenture Trustee 90 Section 11.3. Indenture Trustee Not Liable for Recitals in Notes 94 Section 11.4. Individual Rights of the Indenture Trustee; Multiple Capacities 9594 Section 11.5. Notice of Defaults 95 Section 11.6. Compensation. 95 Section 11.7. Replacement of the Indenture Trustee. 96 Section 11.8. Successor Indenture Trustee by Merger, etc. 97 Section 11.9. Eligibility: Disqualification 9897 Section 11.10. Appointment of Co-Indenture Trustee or Separate Indenture Trustee. 98 Section 11.11. Preferential Collection of Claims Against the Issuer 99 Section 11.12. Taxes 10099 Section 11.13. [Reserved] 100 Section 11.14. Suits for Enforcement 100 Section 11.15. Reports by Indenture Trustee to Holders 100 Section 11.16. Representations and Warranties of Indenture Trustee 100 Section 11.17. The Issuer Indemnification of the Indenture Trustee 101 Section 11.18. Indenture Trustee’s Application for Instructions from the Issuer 101 Section 11.19. [Reserved]. 101 Section 11.20. Maintenance of Office or Agency 102101 Section 11.21. Concerning the Rights of the Indenture Trustee 102101 Section 11.22. Direction to the Indenture Trustee 102 ARTICLE 12. DISCHARGE OF INDENTURE 102 Section 12.1. Satisfaction and Discharge of Indenture 102 Section 12.2. Application of Issuer Money 102 TABLE OF CONTENTS (continued) Page -iv- 4130-5268-0509 Section 12.3. Repayment of Moneys Held by Paying Agent 103 Section 12.4. [Reserved]. 103 Section 12.5. Final Payment. 103 Section 12.6. Termination Rights of Issuer 104 Section 12.7. Repayment to the Issuer 104 ARTICLE 13. AMENDMENTS 104 Section 13.1. Supplemental Indentures without Consent of the Noteholders 104 Section 13.2. Supplemental Indentures with Consent of Noteholders 105 Section 13.3. Execution of Supplemental Indentures 107 Section 13.4. Effect of Supplemental Indenture 108107 Section 13.5. Conformity With TIA 108 Section 13.6. [Reserved] 108 Section 13.7. [Reserved]. 108 Section 13.8. Revocation and Effect of Consents. 108 Section 13.9. Notation on or Exchange of Notes Following Amendment. 108 Section 13.10. The Indenture Trustee to Sign Amendments, etc. 108 Section 13.11. Back-Up Servicer Consent. 109 ARTICLE 14. [RESERVED] 109 ARTICLE 15. MISCELLANEOUS 109 Section 15.1. Compliance Certificates and Opinions, etc 109 Section 15.2. Form of Documents Delivered to Indenture Trustee 110 Section 15.3. Acts of Noteholders. 110 Section 15.4. Notices 111 Section 15.5. Notices to Noteholders: Waiver 112 Section 15.6. Alternate Payment and Notice Provisions 112 Section 15.7. Conflict with TIA 112 Section 15.8. Effect of Headings and Table of Contents 113112 Section 15.9. Successors and Assigns 113 Section 15.10. Separability of Provisions 113 Section 15.11. Benefits of Indenture 113 Section 15.12. Legal Holidays 113 Section 15.13. GOVERNING LAW; JURISDICTION 113 Section 15.14. Counterparts; Electronic Execution 114113 Section 15.15. Recording of Indenture 114 Section 15.16. Issuer Obligation 114 Section 15.17. No Bankruptcy Petition Against the Issuer 114 Section 15.18. No Joint Venture 115114 Section 15.19. Rule 144A Information 115 Section 15.20. No Waiver; Cumulative Remedies 115 Section 15.21. Third-Party Beneficiaries 115 Section 15.22. Merger and Integration 115 Section 15.23. Rules by the Indenture Trustee 115 Section 15.24. Duplicate Originals 115

TABLE OF CONTENTS (continued) Page -v- 4130-5268-0509 Section 15.25. Waiver of Trial by Jury 115 Section 15.26. No Impairment 115 Section 15.27. Owner Trustee Limitation of Liability. 116115 Section 15.28. Collateral Trustee Appointment 116 Section 15.29. Back-Up Servicing Agreement 116 4 4130-5268-0509 At least $65,000,000 but less than $90,000,000 75.00% 82.70% Aggregate Class A Note Principal At least $90,000,000 but less than $115,000,000 83.19% At least $18,750,000 but less than $40,000,000 Advance Rate At least $115,000,000 80.00% 83.61% “Adjusted Liabilities” means, on any date of determination, the excess of total Liabilities over the amount of any asset-backed securities that would appear as liabilities on the balance sheet of the Parent and its Subsidiaries determined on a consolidated basis in accordance with GAAP. “Administrator” shall mean the Person acting in such capacity from time to time pursuant to and in accordance with the Trust Agreement, which shall initially be Oportun, Inc. “Administrator Order” means a written order or request signed in the name of the Administrator by any one of its Responsible Officers and delivered to the Indenture Trustee. “ADS Score” means the credit score for an Obligor referred to as the “Alternative Data Score” determined by the Seller in a manner consistent with the WebBank Agreements and the Seller’s proprietary scoring method. “Advance Rate” means, on any date of determination:, 75.00%. (a) prior to the Legacy Expiration Date, the applicable “Advance Rate” set forth below based on the Aggregate Class A Note Principal on such date of determination: (b) on or after the Legacy Expiration Date, 85.00%. “Adverse Claim” means a Lien on any Person’s assets or properties in favor of any other Person (including any UCC financing statement or any similar instrument filed against such Person’s assets or properties), other than a Permitted Encumbrance. “Adverse Effect” means, with respect to any action or event, that such action shall at the time of its occurrence (a) result in the occurrence of a Rapid Amortization Event or an Event of Default pursuant to the Transaction Documents, or (b) materially reduce the amount of payments to be made to the Noteholders pursuant to the Transaction Documents. “Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person. A At least $40,000,000 but less than $65,000,000 81.85% Less than $18,750,000 13 4130-5268-0509 “Closing Date” means December 20, 2021. “Code” means the Internal Revenue Code of 1986, as amended, and the rules and Treasury Regulations promulgated thereunder. “Collateral Trustee” means initially Wilmington Trust, National Association, acting in the capacity of collateral trustee under the Collateral Trustee Appointment, and its successors and any corporation resulting from or surviving any consolidation or merger to which it or its successors may be a party and any successor collateral trustee. “Collateral Trustee Appointment” means the Collateral Trustee Appointment, dated as of June 21, 2022, among the Indenture Trustee, the Servicer, PF Servicing, LLC, Oportun Financial Corporation and the Collateral Trustee. “Collection Account” has the meaning specified in Section 5.3(a). “Collections” means, for any Transferred Receivable for any period (if applicable), (a) the sum of all amounts (including insurance proceeds), whether in the form of cash, checks, drafts, instruments or otherwise, received in payment of, or applied to, any amount owed by an Obligor on account of such Transferred Receivable during such period (other than Recoveries), including other fees and charges, including (i) amounts received from the Depositor pursuant to Section 2.5 or Section 6.1(d) of the Transfer Agreement and (ii) amounts received from the Servicer pursuant to Section 2.2(g) or Section 2.7 of the Servicing Agreement, (b) cash proceeds of Related Security with respect to such Transferred Receivable, (c) the amount of Interchange allocable to the Trust Portfolio and (d) Investment Earnings with respect to the Trust Accounts. All Recoveries with respect to Receivables previously charged-off as uncollectible will be treated as Collections of Finance Charge Receivables. “Commission” means the U.S. Securities and Exchange Commission, and its successors. “Committed Purchase Amount” shall have the meaning set forth in the Note Purchase Agreement. “Concentration Limits” shall be deemed breached if any of the following is true on any date of determination (unless otherwise specified below, “weighted average” refers to an average weighted by Outstanding Receivables Balance): (i) the aggregate Outstanding Receivables Balance of all Eligible Receivables the Obligors of which have ADS Scores of less than or equal to 520 exceeds 5.0% of the aggregate Outstanding Receivables Balance of all Eligible Receivables; (ii) the aggregate Outstanding Receivables Balance of all Eligible Receivables the Obligors of which have PF Scores of less than or equal to 500 exceeds 5.0% of the aggregate Outstanding Receivables Balance of all Eligible Receivables; 56 4130-5268-0509 with respect to any of the Notes shall be due and payable no later than the Legal Final Payment Date with respect to the Notes. Section 5.7. General Provisions Regarding Accounts. Subject to Section 11.1(c), the Indenture Trustee shall not in any way be held liable by reason of any insufficiency in any of the Trust Estate resulting from any loss on any Permitted Investment included therein except for losses attributable to the Indenture Trustee’s failure to make payments on such Permitted Investments issued by the Indenture Trustee, in its commercial capacity as principal obligor and not as trustee, in accordance with their terms. Section 5.8. Removed Receivables. Upon satisfaction of the conditions and the requirements of any of (i) Section 8.3(a) and Section 15.1 hereof, (ii) Section 2.2(g) and Section 2.7 of the Servicing Agreement, (iii) Section 6.1 of the Purchase Agreement or (iv) Sections 2.7 and 6.1 of the Transfer Agreement, as applicable, the Issuer shall execute and deliver and, upon receipt of an Issuer Order or an Administrator Order, the Indenture Trustee shall acknowledge an instrument in the form attached hereto as Exhibit B evidencing the Indenture Trustee’s release of the related Removed Receivables and Related Security, and the Removed Receivables and Related Security shall no longer constitute a part of the Trust Estate. No party relying upon an instrument executed by the Indenture Trustee as provided in this Article 5 shall be bound to ascertain the Indenture Trustee’s authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys. Section 5.9. [Reserved]. Section 5.10. [Reserved]. Section 5.11. [Reserved]. Section 5.12. Determination of Monthly Interest; LIBOR Notification. (a) The amount of monthly interest payable on the Class A Notes on each Payment Date will be determined by the Servicer as of each Determination Date and will be an amount for each day during the related Interest Period equal to the product of (i) 1/360, times (ii) the Class A Note Rate in effect on such day, times (iii) the Aggregate Class A Note Principal on such day (such aggregate amount for any Interest Period, the “Class A Monthly Interest”). In addition to the Class A Monthly Interest, an amount equal to the sum of (i) the amount of any unpaid Class A Deficiency Amount, as defined below, plus (ii) an amount for each day during the related Interest Period equal to the product of (A) 1/360, times (B) the Class A Note Rate in effect on such day, times (C) any Class A Deficiency Amount, as defined below (or the portion thereof which has not theretofore been paid to the Class A Noteholders), will also be payable to the Class A Noteholders (such aggregate amount for any Interest Period being herein called the “Class A Additional Interest”). The “Class A Deficiency Amount” for any Determination Date shall be equal to the excess, if any, of (x) the sum of (i) the Class A Monthly Interest and the Class A Additional Interest, in each case for the Interest Period ended immediately prior to the preceding Payment Date, plus (ii) any Class A Deficiency Amount for